Investor Presentation – Second Quarter 2025 July 2025 Financial Information for the three and six months ended June 30, 2025 EXHIBIT 99.2

1 Disclaimers LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in certain operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” "view," “confident,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward- looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix.

2 Q2 2025 Year-to-date Highlights Revenues $1.026 billion (1.8)% vs. prior year Adjusted Net Income1 $50.5 million 12.2% vs. prior year Book Value per share1,3 $13.33 16.5% vs. 6/30/24 Net Income $24.6 million vs. prior year net income of $21.9 million Overall  Revenues of $1.026bn, a decrease of 1.8% from 2024. Included in 2024 were earned premiums related to a one- time assumption of a block of premiums from an MGA partner in December 2023. Excluding this impact, revenues increased by 8.0%.  Net income of $24.6mm, an increase of 12.3% driven by Fortegra’s strong underwriting performance.  Record adj. net income1 of $50mm, and 21.1% annualized adj. ROAE1, driven by growth in insurance operations. Insurance  Record gross written premiums and premium equivalents (GWPPE) of $1.7bn, 15% increase from prior year, driven by specialty E&S insurance lines.  Record net written premiums of $786mm, driven by organic growth and stable retention rates.  Combined ratio of 89.2%, improved 0.8% from consistent underwriting performance and operating scale.  $1.7Bn investment portfolio is contributing meaningfully, with growing investable assets and maturing positions driving steady improvement in book yield.  Record adj. net income1,2 of $85.6mm, up 15% from prior year driven by improved combined ratio and higher net investment income. Annualized Adj. ROAE1,2 of 25.3%, compared to 29.7% in 2024. Tiptree Capital  Mortgage remained profitable, with the year-over-year decline driven by negative fair value adjustments in mortgage servicing rights, partially offset by higher loan servicing fees. ($ in millions, except per share information) 1 For a reconciliation of Non-GAAP metrics adjusted net income, adjusted return on average equity and book value per share to GAAP financials, see the Appendix. 2 Adjusted net income and adjusted return on average equity for insurance is presented before the impacts of non-controlling interests. 3 Annual total return defined as cumulative dividends paid of $0.49 per share plus change in book value per share as of June 30, 2025.

Financial Highlights 31 For a reconciliation of Non-GAAP metrics adjusted net income, adjusted return on average equity (annualized) and book value per share to GAAP financials, see the Appendix. 2 Adjusted net income for Fortegra is presented before the impacts of non-controlling interests. ($ in millions, except per share information) $30.1 $40.3 $45.2 $(0.4) $(6.3) $(7.9) $(8.2) $23.8 $32.8 $36.6 Q2'23 Q2'24 Q2'25 Corporate Fortegra2 Tiptree Capital Key Highlights – Q2’25 Adjusted Net Income by business Revenues decreased 3% driven by declines in service fees and earned premiums • Revenues increased 4.1%, excluding one-time assumption of block of premiums from MGA partner in Dec'23 • Increases in net investment income and investment gains • Investment portfolio book yield remained strong and stable at 4.1%, reflecting continued disciplined asset allocation Net income of $19.0mm • Fortegra’s combined ratio improved to 88.5% from 89.9% in Q2’24. Adj. net income1 of $27.1mm, increased by 11% versus prior year • Continued growth and improved combined ratio at Fortegra Annualized Adj. ROAE1 of 21.1% 16.5% growth in book value per share from Q2’24 (incl. dividends paid) • Driven by the earnings growth and gains in other comprehensive income on fixed income securities & currency translation on European net investment $27.1$17.6 $24.4 Adjusted Net Income (after NCI) Q2'24 Q2'25 Q2’24 YTD Q2’25 YTD Total Revenues $546.7 $528.8 $1,044.9 $1,026.2 Net income (loss) $12.9 $19.0 $21.9 $24.6 Diluted EPS $0.31 $0.37 $0.54 $0.53 Adjusted net income1 $24.4 $27.1 $45.0 $50.5 Adjusted ROAE1 22.7% 22.3% 21.1% 21.1% Total shares outstanding 36.8 37.5 Book Value per share1 $11.86 $13.33 $53.1 $74.4 $85.6 $0.6 $0.7 $(0.2) $(12.5) $(14.8) $(17.0) $41.1 $60.4 $68.4 Q2'23 YTD Q2'24 YTD Q2'25 YTD $50.5$30.2 $45.0

Specialty Insurance Performance Highlights Q2’25

5 Fortegra – Financial Performance Highlights Record quarterly premiums and equivalents delivering growth of 17.0% with net written premium growth of 17.2% • Product & distribution expansion driving growth, while maintaining underwriting discipline • Investment in growth initiatives – E&S, Warranty & Europe • E&S premiums of $690mm for Q2’25 YTD, up 23.8% over PY Delivered record results from underwriting and fees • Combined ratio improved by 1.4% to 88.5% • Record underwriting & fee margin of $121mm, up 12% • Adj ROAE of 26%, driven by insurance and services offerings Maintain a high-quality balance sheet, including a conservative and liquid investment portfolio • $731mm stockholders' equity, 33% growth from Q2’24 Adjusted Net Income Premiums & equivalents Combined Ratio 1 2 3 Q2’25 Key Metrics Q2’25 Highlights & Outlook ($ in millions) Expense Ratio Loss Ratio Insurance (E&S) Insurance (Admitted) 1 See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income (before non-controlling interests), Adjusted return on average equity (annualized), underwriting and fee revenues and underwriting and fee margin. Note: Tiptree’s ownership of Fortegra was 79.1% as of June 30, 2025 (before conversion of Fortegra preferred stock and impacts of warrants and unvested employee stock awards). Underwriting Investments 352 446 330 396 94 66$776 $908 Q2'24 Q2'25 9 10 31 35 $40 $45 Q2'24 Q2'25 47.3% 48.2% 30.9% 26.1% 11.7% 14.2% 89.9% 88.5% Q2'24 Q2'25 Acquisition ratio Q2’24 Q2’25 Q2’24 YTD Q2’25 YTD Premiums & equivalents $776.1 $907.6 $1,439.5 $1,660.8 Net written premiums $365.9 $428.8 $684.0 $786.5 Revenues $529.9 $513.0 $1,008.7 $993.6 Pre-tax income (loss) $51.3 $67.1 $88.1 $105.2 Adjusted net income1 $40.3 $45.2 $74.4 $85.7 Adjusted ROAE1 30.3% 25.8% 29.7% 25.3% Combined ratio 89.9% 88.5% 90.0% 89.2% Summary Financials Services

Investment Portfolio Cash & Equivalents 22% Government & Agency 23% Corporate Bonds 37% Muni & ABS 6% Equities 8% Other Alternatives 4% Cash & Equivalents 25% Government & Agency 26% AAA 4% AA 6% A 11% BBB 26% BB+ and below 2% $1,461mm 6 Asset Allocation Liquid and Highly-Rated Fixed Income Portfolio ($ in millions) 1,258 1,461 128 197 $1,387 $1,657 Q2'24 Q2'25 Other investments Fixed Income & Cash $1,657mm ◼ 2.7 year duration ◼ AA-, S&P rating 4.1%4.1%Book yield Q2’24 Q2’25 Q2’24 YTD Q2’25 YTD Net investment income – P&L $6.4 $10.5 $13.1 $22.2 Cash and cash equivalent interest income $5.8 $3.1 $9.5 $5.9 Net realized and unrealized gains (losses) – P&L $2.5 $12.0 $5.4 $8.5 Unrealized gains (losses) on AFS Securities – OCI $(0.8) $5.1 $(5.6) $15.1 Return Metrics (Pre-tax, before NCI) 24% YTD increase

Fortegra – A Highly Profitable and Growing Specialty Insurer $14.1 $17.7 $26.9 $40.1 $53.1 $74.4 $85.6 Q2'19 Q2'20 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 7 ($ in millions, all figures represent Q2 year-to-date) Gross Written Premiums & Equivalents1 Underwriting & Fee Revenues and Margin2 Adjusted Net Income2 461 490 765 880 1,146 1,252 1,508 35 103 158 175 191 188 152 $496 $593 $923 $1,055 $1,337 $1,439 $1,661 Q2'19 Q2'20 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Combined Ratio Adj. ROAE%2 Adj. Net Income Loss Ratio Expense Ratio Insurance Services 1 Gross written premiums and premium equivalents represent total gross written premiums from insurance policies and warranty service contracts issued during a reporting period. 2 See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income (before non-controlling interests), Adjusted return on average equity (annualized), underwriting and fee revenues and underwriting and fee margin. 11% U/W & Fee Revenues 25% U/W & Fee Margin 30%18%13% $67 $82 $112 $132 $165 $209 $229 Q2'19Q2'20Q2'21Q2'22Q2'23Q2'24Q2'25 $283 $310 $440 $562 $712 $943 $921 Q2'19Q2'20Q2'21Q2'22Q2'23Q2'24Q2'25 28.4% 35.5% 35.6% 37.2% 40.6% 46.8% 47.3% 47.9% 38.2% 39.0% 39.3% 36.2% 31.0% 27.8% 16.9% 18.9% 17.0% 13.9% 14.0% 12.2% 14.1% 93.2% 92.6% 91.6% 90.4% 90.8% 90.0% 89.2% Q2'19 Q2'20 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Acquisition Ratio 30% 25%

Performance Highlights Q2’25

3.9 (1.6) 53.3 56.0 5.4 5.4 53.8 77.3 $116.5 $137.1 Q2'24 Q2'25 Financial drivers 9 Tiptree Capital – Financial Performance Highlights Mortgage: • Mortgage origination volumes of $453mm, up 4% from PY • Decrease in pre-tax contributions driven by negative FV adjustment on MSR asset; gain on sale margins at 4.7% • MSR asset of $41mm Cash & U.S Government Securities: • Invested in U.S. Government and money market funds Equities/Other: • Q2’25 investments losses of $1.2mm, compared to PY gains of $2.1mm • Run-off expenses in Q2’25 related to maritime investments • In April 2024, we sold our Invesque shares for $0.6mm, crystallizing a capital loss for tax purposes of approximately $108.0mm Capital Allocation Q2’25 Year-to-date Highlights ($ in millions) Mortgage Other Equity Securities Cash and U.S. Government Securities Pre-tax income (loss) Q2’24 Q2’25 Q2’24 YTD Q2’25 YTD Mortgage $0.5 $0.2 $1.3 $0.0 Other 0.2 (3.3) 3.2 $(3.1) Total $0.7 $(3.1) $4.5 $(3.1)

01 Summary & Outlook

Continued Shareholder Value Creation 11 ($ in millions) Adjusted Net Income1 Adj ROAE%1 18.3% 22.5% $76.7 $105.6 LTM Q2'24 LTM Q2'25 Adj NI: $168m1 Book Value: $167m4 Peer MultiplesMetric Warburg Transaction Multiple Total Diluted Shares 38.9m5 13.5x2 1 See the appendix for a reconciliation of Non-GAAP measures including Adjusted Net Income and Adjusted return on average equity (annualized). 2 Based on Warburg Pincus valuation over trailing metric as of signing in September 2021. 3 Tiptree’s as converted ownership as of Q2’25 (including impact of employee stock awards at Fortegra) assuming valuation at 13.5x trailing adjusted net income 4 Includes Tiptree Inc. stockholders’ equity of Mortgage, Tiptree Capital – Other and Corporate, excluding the deferred tax liability relating to Tiptree’s investment in Fortegra and holding company debt. 5 Diluted shares as of June 30, 2025, represents basic outstanding shares of 37,496,977 plus dilutive shares of 1,364,613 which includes unvested RSUs and outstanding options (assumed to be exercised cashless). 6 Peer multiples include AFG, AHL, AIZ, ASIC, BOW, FIHL, HG, IGIC, KNSL, MKL, PLMR, RLI, SKWD, WRB and represent share price as of 7/21/2025 over trailing twelve months EPS, and book value per share as of 3/31/2025. Source: S&P Capital IQ. 70% diluted ownership3 100% ownership 23% year-over-year growth $(74.6)m Holding Company Debt Book value: $731m 33% year-over-year growth 2.2x2 2.2x Median (0.7x-4.7x6) 15x Median (7x-28x6)

12 ❑ Maintain consistent top-line growth and sustained underwriting profitability over the long-term in our insurance business ❑ Continue to look for opportunities to allocate capital for long-term value creation Summary & Outlook ($ in millions) ✓ Strong operating performance from our businesses – Fortegra continues to deliver record financial and operating performance – Mortgage business profitable First Half 2025 Highlights Looking Ahead

Appendix Non-GAAP Reconciliations • Insurance underwriting and fee revenues • Insurance underwriting and fee margin • Book Value per share • Adjusted net income

Non-GAAP Reconciliations 14 Adjusted Net Income We define adjusted net income as income before taxes, less provision (benefit) for income taxes, and excluding the after-tax impact of various expenses that we consider to be unique and non-recurring in nature, including merger and acquisition related expenses, stock-based compensation, net realized and unrealized gains (losses) and intangibles amortization associated with purchase accounting, all of which is reduced for non- controlling interests. The calculation of adjusted net income excludes net realized and unrealized gains (losses) that relate to investments or assets rather than business operations. Adjusted net income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define adjusted net income differently. Adjusted net income (before NCI) is presented before the impacts of non-controlling interests. We present adjustments for amortization associated with acquired intangible assets. The intangible assets were recorded as part of purchase accounting in connection with Tiptree’s acquisition of Fortegra Financial in 2014, Defend in 2019, and Smart AutoCare and Sky Auto in 2020, ITC in 2022 and Premia in 2023. The intangible assets acquired contribute to overall revenues generation, and the respective purchase accounting adjustments will continue to occur in future periods until such intangible assets are fully amortized in accordance with the respective amortization periods required by GAAP. We define adjusted return on average equity as adjusted net income expressed on an annualized basis as a percentage of average beginning and ending stockholder’s equity during the period. We use adjusted return on average equity as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance. Adjusted return on average equity should not be viewed as a substitute for return on average equity calculated in accordance with GAAP, and other companies may define adjusted return on average equity differently. Book value per share Management believes the use of book value per share provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis. Insurance – Underwriting and Fee Revenues We generally manage our exposure to the underwriting risk we assume using both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid are adjusted based on the actual underlying losses incurred), which mitigate our risk. Period-over-period comparisons of revenues and expenses are often impacted by the Producer Owned Reinsurance Company (PORCs) and distribution partners’ choice as to whether to retain risk, specifically service and administration fees and ceding commissions, both components of revenues, and policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the underwriting performance of the Company’s programs and the respective retentions between the Company and its agents and reinsurance partners, we use non-GAAP metrics of underwriting and fee revenues and underwriting and fee margin. We define underwriting and fee revenues as total revenues excluding net investment income, net realized gains (losses) and net unrealized gains (losses), ceding fees, ceding commissions and cash and cash equivalent interest income as reported in other income. Underwriting and fee revenues represents revenues generated by our underwriting and fee-based operations and allows us to evaluate our underwriting performance without regard to investment income. We use this metric as we believe it gives our management and other users of our financial information useful insight into our underlying business performance. Underwriting and fee revenues should not be viewed as a substitute for total revenues calculated in accordance with GAAP, and other companies may define underwriting and fee revenues differently. Insurance - Underwriting and Fee Margin We define underwriting and fee margin as income before taxes, excluding net investment income, net realized gains (losses), net unrealized gains (losses), cash and cash equivalent interest income, employee compensation and benefits, other expenses, interest expense and depreciation and amortization. Underwriting and fee margin represents the underwriting performance of our underwriting and fee-based programs. As such, underwriting and fee margin excludes general administrative expenses, interest expense, depreciation and amortization and other corporate expenses as those expenses support the vertically integrated business model and not any individual component of our business mix. We use this metric as we believe it gives our management and other users of our financial information useful insight into the specific performance of our underlying underwriting and fee programs. Underwriting and fee income should not be viewed as a substitute for income before taxes calculated in accordance with GAAP, and other companies may define underwriting and fee margin differently.

15 Non-GAAP Reconciliations – Underwriting & Fee Revenues & Margin ($ in thousands, except per share information) 2025 2024 2023 2025 2024 2023 2022 2021 2020 2019 Total Revenues 513,017$ 529,942$ 384,677$ 993,598$ 1,008,698$ 753,121$ 576,360$ 474,818$ 308,294$ 306,205$ Less: Net investment income (10,505) (6,381) (9,088) (22,234) (13,139) (14,197) (6,532) (6,001) (5,780) (4,954) Less: Net realized and unrealized gains (losses) (11,968) (2,545) 4,379 (8,549) (5,364) 8,986 16,769 (12,496) 27,966 (5,759) Less: Ceding fees (14,385) (15,041) (11,040) (28,992) (29,660) (22,902) (18,367) (10,688) (8,648) (6,562) Less: Ceding commissions (3,542) (5,065) (4,676) (7,175) (7,809) (8,321) (5,863) (6,105) (11,060) (5,552) Less: Cash and cash equivalent interest income (3,059) (5,759) (2,000) (5,859) (9,492) (4,220) (309) (27) (513) (489) Underwriting and fee revenues - Non GAAP 469,558$ 495,151$ 362,252$ 920,789$ 943,234$ 712,467$ 562,058$ 439,501$ 310,259$ 282,888$ 2025 2024 2023 2025 2024 2023 2022 2021 2020 2019 Income (loss) before income taxes 67,144$ 51,250$ 30,417$ 105,198$ 88,061$ 49,862$ 23,753$ 36,232$ (13,029)$ 16,770$ Less: Net investment income (10,505) (6,381) (9,088) (22,234) (13,139) (14,197) (6,532) (6,001) (5,780) (4,954) Less: Net realized and unrealized gains (losses) (11,968) (2,545) 4,379 (8,549) (5,364) 8,986 16,769 (12,496) 27,966 (5,759) Less: Money market interest income (3,059) (5,759) (2,000) (5,859) (9,492) (4,220) (309) (27) (513) (489) Plus: Depreciation and amortization 4,484 4,833 5,321 8,934 9,916 10,132 8,955 8,598 4,900 4,554 Plus: Interest expense 8,406 7,488 6,580 17,292 15,127 12,661 10,139 8,829 7,230 7,619 Plus: Employee compensation and benefits 37,711 31,558 27,710 74,146 63,008 52,323 42,088 37,481 31,958 24,042 Plus: Other expenses 28,314 27,559 24,216 60,157 60,720 49,585 37,438 39,123 28,908 25,316 Underwriting and fee margin 120,527$ 108,003$ 87,535$ 229,085$ 208,837$ 165,132$ 132,301$ 111,739$ 81,640$ 67,099$ 2025 2024 Total stockholders’ equity 723,368$ 618,069$ Less: Non-controlling interests (223,530) (181,620) Total stockholders’ equity, net of non-controlling interests 499,838$ 436,449$ Total common shares outstanding 37,497 36,785 Book value per share 13.33$ 11.86$ Three Months Ended June 30, Three Months Ended June 30, As of June 30, Six Months Ended June 30, Six Months Ended June 30,

16 Non-GAAP Reconciliations – Adjusted Net Income The footnotes below correspond to the tables above, under “—Adjusted Net Income - Non-GAAP” and “—Adjusted Return on Average Equity - Non-GAAP”. 1 Net realized and unrealized gains (losses) added back in Adjusted net income excludes net realized and unrealized gains (losses) from the mortgage segment and unrealized gains (losses) on mortgage servicing rights. 2 Specifically associated with acquisition purchase accounting. See Note (7) Goodwill and Intangible Assets, net. 3 For the three months ended June 30, 2025, 2024, and 2023 included in other expenses were expenses related to legal, banker and other expenses including expenses associated with preparation of the registration statement for the withdrawn Fortegra initial public offering in 2024 and acquisitions of services businesses in 2023, respectively. 4 For the three months ended June 30, 2025, 2024, and 2023 non-cash fair-value adjustments represent a change in fair value of the Fortegra Additional Warrant liability. 5 For the three months ended June 30, 2025, 2024 and 2023, included in the adjustment is an add-back of $7.9 million, $6.4 million, and $3.5 million, respectively, related to deferred tax expense from the WP Transaction. 6 Tax on adjustments represents the tax applied to the total non-GAAP adjustments and includes adjustments for non-recurring or discrete tax impacts. 7 Total Adjusted return on average equity after non-controlling interests was 22.3%, 22.7%, and 17.6% for the three months ended June 30, 2025, 2024, and 2023 respectively, based on $27.1 million, $24.4 million, and $17.6 million of Adjusted net income over $486.8 million, $430.6 million, and $401.3 million of average Tiptree Inc. stockholders’ equity. ($ in thousands) Insurance Mortgage Other Corporate Total Insurance Mortgage Other Corporate Total Insurance Mortgage Other Corporate Total Income (loss) before taxes 67,144$ 238$ (3,305)$ (11,365)$ 52,712$ 51,250$ 528$ 212$ (11,344)$ 40,646$ 30,417$ 1,312$ 1,455$ (9,510)$ 23,674$ Less: Income tax (benefit) expense (15,980) (40) (171) (5,417) (21,608) (13,568) (113) (116) (4,876) (18,673) (8,928) (306) (497) (2,093) (11,824) Less: Net realized and unrealized gains (losses)1 (11,968) (216) 1,456 - (10,728) (2,545) (289) 103 - (2,731) 4,379 (1,588) (1,063) - 1,728 Plus: Intangibles amortization2 3,351 - - - 3,351 3,727 - - - 3,727 3,895 - - - 3,895 Plus: Stock-based compensation expense 775 - - 1,490 2,265 1,022 - - 2,375 3,397 488 - - 1,504 1,992 Plus: Non-recurring expenses 3 789 - 1,350 - 2,139 166 - - - 166 238 - - - 238 Plus: Non-cash fair value adjustments4 (1,426) - - - (1,426) 861 - - - 861 (46) - - - (46) Plus: Impact of tax deconsolidation of Fortegra5 - - - 7,937 7,937 - - - 6,357 6,357 - - - 3,500 3,500 Less: Tax on adjustments6 2,487 35 261 (836) 1,947 (597) 55 (24) (405) (971) (324) 373 324 274 647 Adjusted net income (before NCI) 45,172$ 17$ (409)$ (8,191)$ 36,589$ 40,316$ 181$ 175$ (7,893)$ 32,779$ 30,119$ (209)$ 219$ (6,325)$ 23,804$ Less: Impact of non-controlling interests (9,461) - - - (9,461) (8,357) - - - (8,357) (6,174) - - - (6,174) Adjusted net income 35,711$ 17$ (409)$ (8,191)$ 27,128$ 31,959$ 181$ 175$ (7,893)$ 24,422$ 23,945$ (209)$ 219$ (6,325)$ 17,630$ Adjusted net income (before NCI) 45,172$ 17$ (409)$ (8,191)$ 36,589$ 40,316$ 181$ 175$ (7,893)$ 32,779$ 30,119$ (209)$ 219$ (6,325)$ 23,804$ Average stockholders’ equity 699,428$ 55,889$ 85,281$ (137,183)$ 703,415$ 531,447$ 53,092$ 66,580$ (42,766)$ 608,353$ 371,843$ 53,297$ 150,672$ (31,999)$ 543,813$ Adjusted return on average equity7 25.8% 0.1% (1.9)% NM% 20.8% 30.3% 1.4% 1.1% NM% 21.6% 32.4% (1.6)% 0.6% NM% 17.5% Three Months Ended June 30, 2023 Tiptree CapitalTiptree Capital Three Months Ended June 30, 2025 Tiptree Capital Three Months Ended June 30, 2024

17 Non-GAAP Reconciliations – Adjusted Net Income The footnotes below correspond to the tables above, under “—Adjusted Net Income - Non-GAAP” and “—Adjusted Return on Average Equity - Non-GAAP”. 1 Net realized and unrealized gains (losses) added back in Adjusted net income excludes net realized and unrealized gains (losses) from the mortgage segment and unrealized gains (losses) on mortgage servicing rights. 2 Specifically associated with acquisition purchase accounting. See Note (7) Goodwill and Intangible Assets, net. 3 For the six months ended June 30, 2025, 2024, and 2023 included in other expenses were expenses related to legal, banker and other expenses including expenses associated with preparation of the registration statement for the withdrawn Fortegra initial public offering in 2024 and acquisitions of services businesses in 2023, respectively. 4 For the six months ended June 30, 2025, 2024, and 2023 non-cash fair-value adjustments represent a change in fair value of the Fortegra Additional Warrant liability. 5 For the six months ended June 30, 2025, 2024 and 2023, included in the adjustment is an add-back of $12.7 million, $10.8 million, $5.8 million, respectively, related to deferred tax expense from the WP Transaction. 6 Tax on adjustments represents the tax applied to the total non-GAAP adjustments and includes adjustments for non-recurring or discrete tax impacts. 7 Total Adjusted return on average equity after non-controlling interests was 21.1%, 21.1%, and 15.1%, for the six months ended June 30, 2025, 2024 and 2023 respectively, based on $50.5 million, $45.0 million, $30.2 million of Adjusted net income over $478.8 million, $426.7 million, $399.6 million of average Tiptree Inc. stockholders’ equity. ($ in thousands) Insurance Mortgage Other Corporate Total Insurance Mortgage Other Corporate Total Insurance Mortgage Other Corporate Total Income (loss) before taxes 105,198$ 28$ (3,121)$ (24,043)$ 78,062$ 88,061$ 1,281$ 3,205$ (22,202)$ 70,345$ 49,862$ (1,253)$ 2,897$ (19,659)$ 31,847$ Less: Income tax (benefit) expense (25,484) 31 (329) (8,208) (33,990) (23,490) (276) (808) (7,917) (32,491) (13,675) 307 (760) (2,718) (16,846) Less: Net realized and unrealized gains (losses)1 (8,549) 797 716 - (7,036) (5,364) (1,449) (2,038) - (8,851) 8,986 (145) (740) - 8,101 Plus: Intangibles amortization2 6,685 - - - 6,685 7,698 - - - 7,698 7,789 - - - 7,789 Plus: Stock-based compensation expense 3,098 - - 3,759 6,857 1,804 - - 5,428 7,232 521 - - 3,786 4,307 Plus: Non-recurring expenses 3 4,206 - 1,350 - 5,556 3,336 - - - 3,336 2,363 - - - 2,363 Plus: Non-cash fair value adjustments4 593 - - - 593 5,072 - - - 5,072 (164) - - - (164) Plus: Impact of tax deconsolidation of Fortegra5 - - - 12,660 12,660 - - - 10,822 10,822 - - - 5,814 5,814 Less: Tax on adjustments6 (99) (229) 528 (1,207) (1,007) (2,668) 316 469 (892) (2,775) (2,624) 29 235 237 (2,123) Adjusted net income (before NCI) 85,648$ 627$ (856)$ (17,039)$ 68,380$ 74,449$ (128)$ 828$ (14,761)$ 60,388$ 53,058$ (1,062)$ 1,632$ (12,540)$ 41,088$ Less: Impact of non-controlling interests (17,920) - - - (17,920) (15,433) - - - (15,433) (10,899) - - - (10,899) Adjusted net income 67,728$ 627$ (856)$ (17,039)$ 50,460$ 59,016$ (128)$ 828$ (14,761)$ 44,955$ 42,159$ (1,062)$ 1,632$ (12,540)$ 30,189$ Adjusted net income (before NCI) 85,648$ 627$ (856)$ (17,039)$ 68,380$ 74,449$ (128)$ 828$ (14,761)$ 60,388$ 53,058$ (1,062)$ 1,632$ (12,540)$ 41,088$ Average stockholders’ equity 678,209$ 55,958$ 58,523$ (102,619)$ 690,071$ 500,903$ 52,798$ 94,500$ (50,884)$ 597,317$ 358,600$ 54,272$ 111,285$ 15,665$ 539,822$ Adjusted return on average equity7 25.3% 2.2% (2.9)% NM% 19.8% 29.7% (0.5)% 1.8% NM% 20.2% 29.6% (3.9)% 2.9% NM% 15.2% Tiptree Capital Six Months Ended June 30, 2025 Six Months Ended June 30, 2024 Six Months Ended June 30, 2023 Tiptree Capital Tiptree Capital

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